EXHIBIT 99.1

[OBJECT OMITTED]                                          News Release

FOR IMMEDIATE RELEASE
October 21, 2003

Trustmark Announces 12.2% Increase in Third Quarter Earnings Per Share
                 Return on Average Equity exceeds 19%;
               Board Increases Quarterly Dividend 15.2%

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced basic and diluted earnings per share of $0.55 for the third quarter of 2003, which represents a 12.2% increase compared to $0.49 for the third quarter of 2002. Net income for the third quarter of 2003 totaled $32.4 million. Trustmark's performance for the quarter ended September 30, 2003, resulted in a return on average assets of 1.71% and a return on average shareholders' equity of 19.03%.

Basic earnings per share for the nine months ended September 30, 2003, were $1.49, compared to $1.47 for 2002. Trustmark's performance during the first nine months of 2003 resulted in a return on average assets of 1.61% and a return on average shareholders' equity of 17.58%. Earnings during the first quarter of 2003 included an after-tax charge of $0.07 per share associated with the Company's Voluntary Early Retirement Program. At September 30, 2003, Trustmark reported total loans of $5.0 billion, total assets of $7.6 billion, total deposits of $5.0 billion and shareholders' equity of $682 million.

Richard G. Hickson, Chairman and CEO, stated, "Our success in providing banking and financial solutions is reflected in our third quarter financial performance. Our return on average shareholders' equity exceeded 19%, the highest level in Trustmark's history. During the quarter, we entered the dynamic Destin and Panama City, Florida markets with our purchase of seven branches with loans and deposits of approximately $224 million and $209 million, respectively. The demographics of the Florida panhandle represent an outstanding opportunity for Trustmark to generate additional loan and deposit growth in areas in which it does not presently have a leading market share. These markets also afford us an excellent opportunity to provide investment and risk management solutions."

The Board of Directors of Trustmark Corporation announced a 15.2% increase in its regular quarterly dividend to $0.19 per share from $0.165 per share. The Board declared the dividend payable on December 15 to the shareholders of record as of December 1, 2003. This action raises the indicated annual dividend rate to $0.76 per share from $0.66 per share.

During the first nine months of 2003, Trustmark repurchased approximately 2.1 million shares of its common stock, including 513 thousand in the third quarter. At September 30, Trustmark had authorization to repurchase up to an additional 3.8 million shares. The repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.

Trustmark Corporation is a financial services company providing banking, investment and risk management solutions through over 140 offices and 2,350 associates in Mississippi, Tennessee and Florida. For additional financial information, visit Trustmark's website at www.trustmark.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

                          TRUSTMARK CONTACTS

Investors:     Zach Wasson                        Joseph Rein
               Executive Vice President and CFO   First Vice President
               601-208-6816                       601-208-6898

Media:         Gray Wiggers
               Senior Vice President
               601-208-5942

                TRUSTMARK CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED FINANCIAL STATEMENTS
                          September 30, 2003
                           ($ in thousands)
                              (unaudited)


                           Quarter Ended Sep. 30,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,595,036  $  827,947  $ 767,089    92.6%
Securities AFS-nontaxable      63,940      78,540    (14,600)  -18.6%
Securities HTM-taxable        162,393     564,031   (401,638)  -71.2%
Securities HTM-nontaxable      90,841      90,063        778     0.9%
                           ----------  ----------  ---------
Total securities            1,912,210   1,560,581    351,629    22.5%
                           ----------  ----------  ---------
Loans                       4,933,252   4,587,012    346,240     7.5%
Fed funds sold
  and rev repos                20,535      35,001    (14,466)  -41.3%
                           ----------  ----------  ---------
Total earning assets        6,865,997   6,182,594    683,403    11.1%
                           ----------  ----------  ---------
Allowance for loan losses     (74,832)    (75,993)     1,161    -1.5%
Cash and due from banks       282,239     282,665       (426)   -0.2%
Other assets                  426,066     431,083     (5,017)   -1.2%
                           ----------  ----------  ---------
Total assets               $7,499,470  $6,820,349  $ 679,121    10.0%
                           ==========  ==========  =========

Int-bearing demand dep     $1,171,315  $  986,617  $ 184,698    18.7%
Savings deposits              844,838     739,027    105,811    14.3%
Time deposits less
  than $100,000             1,192,351   1,308,381   (116,030)   -8.9%
Time deposits of $100,000
  or more                     436,914     485,620    (48,706)  -10.0%
                           ----------  ----------  ---------
Total interest-bearing dep  3,645,418   3,519,645    125,773     3.6%
Fed funds pch and repos       929,774     729,862    199,912    27.4%
Short-term borrowings         463,482     408,051     55,431    13.6%
Long-term FHLB advances       455,502     325,000    130,502    40.2%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               5,494,176   4,982,558    511,618    10.3%
Nonint-bearing deposits     1,260,135   1,089,755    170,380    15.6%
Other liabilities              69,231      74,127     (4,896)   -6.6%
Shareholders' equity          675,928     673,909      2,019     0.3%
                           ----------  ----------  ---------
Total liab and equity      $7,499,470  $6,820,349  $ 679,121    10.0%
                           ==========  ==========  =========

                            Year-to-date Sep. 30,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,444,250  $  864,424  $ 579,826    67.1%
Securities AFS-nontaxable      66,585      84,296    (17,711)  -21.0%
Securities HTM-taxable        283,991     620,843   (336,852)  -54.3%
Securities HTM-nontaxable      90,831      89,629      1,202     1.3%
                           ----------  ----------  ---------
Total securities            1,885,657   1,659,192    226,465    13.6%
                           ----------  ----------  ---------
Loans                       4,765,364   4,515,979    249,385     5.5%
Fed funds sold
  and rev repos                27,063      27,319       (256)   -0.9%
                           ----------  ----------  ---------
Total earning assets        6,678,084   6,202,490    475,594     7.7%
                           ----------  ----------  ---------
Allowance for loan losses     (75,038)    (75,580)       542    -0.7%
Cash and due from banks       296,854     281,007     15,847     5.6%
Other assets                  413,530     422,107     (8,577)   -2.0%
                           ----------  ----------  ---------
Total assets               $7,313,430  $6,830,024  $ 483,406     7.1%
                           ==========  ==========  =========

Int-bearing demand dep     $1,123,635  $  957,584  $ 166,051    17.3%
Savings deposits              821,114     730,295     90,819    12.4%
Time deposits less
  than $100,000             1,226,816   1,319,837    (93,021)   -7.0%
Time deposits of $100,000
  or more                     445,654     518,241    (72,587)  -14.0%
                           ----------  ----------  ---------
Total interest-bearing dep  3,617,219   3,525,957     91,262     2.6%
Fed funds pch and repos       965,417     796,000    169,417    21.3%
Short-term borrowings         326,135     421,207    (95,072)  -22.6%
Long-term FHLB advances       462,717     282,875    179,842    63.6%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               5,371,488   5,026,039    345,449     6.9%
Nonint-bearing deposits     1,206,457   1,063,149    143,308    13.5%
Other liabilities              65,587      66,615     (1,028)   -1.5%
Shareholders' equity          669,898     674,221     (4,323)   -0.6%
                           ----------  ----------  ---------
Total liab and equity      $7,313,430  $6,830,024  $ 483,406     7.1%
                           ==========  ==========  =========

                                September 30,
                           ----------------------
PERIOD END BALANCES           2003        2002     $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,676,969  $  940,061  $ 736,908    78.4%
Sec held to maturity          201,052     614,417   (413,365)  -67.3%
                           ----------  ----------  ---------
Total securities            1,878,021   1,554,478    323,543    20.8%
Loans                       5,024,210   4,613,570    410,640     8.9%
Fed funds sold
  and rev repos                59,500     189,056   (129,556)  -68.5%
                           ----------  ----------  ---------
Total earning assets        6,961,731   6,357,104    604,627     9.5%
                           ----------  ----------  ---------
Allowance for loan losses     (74,486)    (75,538)     1,052    -1.4%
Cash and due from banks       284,779     354,824    (70,045)  -19.7%
Intang-other identifiable      23,094      23,056         38     0.2%
Intang-mortgage servicing      48,767      46,923      1,844     3.9%
Intang-goodwill                95,877      47,982     47,895    99.8%
Other assets                  293,342     304,958    (11,616)   -3.8%
                           ----------  ----------  ---------
Total assets               $7,633,104  $7,059,309  $ 573,795     8.1%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,256,697  $1,237,109  $  19,588     1.6%
Int-bearing deposits        3,740,256   3,585,085    155,171     4.3%
                           ----------  ----------  ---------
Total deposits              4,996,953   4,822,194    174,759     3.6%
Fed funds pch and repos       824,710     724,016    100,694    13.9%
Short-term borrowings         635,111     429,760    205,351    47.8%
Long-term FHLB advances       431,068     325,000    106,068    32.6%
Other liabilities              63,164      65,705     (2,541)   -3.9%
                           ----------  ----------  ---------
Total liabilities           6,951,006   6,366,675    584,331     9.2%
                           ----------  ----------  ---------
Common stock                   12,193      12,847       (654)   -5.1%
Surplus                       140,154      14,370    125,784   875.3%
Retained earnings             529,154     651,015   (121,861)  -18.7%
Accum other comprehensive
    income, net of taxes          597      14,402    (13,805)  -95.9%
                           ----------  ----------  ---------
Total shareholders' equity    682,098     692,634    (10,536)   -1.5%
                           ----------  ----------  ---------
Total liab and equity      $7,633,104  $7,059,309  $ 573,795     8.1%
                           ==========  ==========  =========

Total int-bearing liab     $5,631,145  $5,063,861  $ 567,284    11.2%
                           ==========  ==========  =========

PERIOD END BALANCES          9/30/03    12/31/02   $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,676,969  $1,262,570  $ 414,399    32.8%
Sec held to maturity          201,052     549,197   (348,145)  -63.4%
                           ----------  ----------  ---------
Total securities            1,878,021   1,811,767     66,254     3.7%
Loans                       5,024,210   4,617,366    406,844     8.8%
Fed funds sold
  and rev repos                59,500      23,957     35,543   148.4%
                           ----------  ----------  ---------
Total earning assets        6,961,731   6,453,090    508,641     7.9%
                           ----------  ----------  ---------
Allowance for loan losses     (74,486)    (74,771)       285    -0.4%
Cash and due from banks       284,779     357,427    (72,648)  -20.3%
Intang-other identifiable      23,094      22,788        306     1.3%
Intang-mortgage servicing      48,767      48,827        (60)   -0.1%
Intang-goodwill                95,877      48,028     47,849    99.6%
Other assets                  293,342     283,317     10,025     3.5%
                           ----------  ----------  ---------
Total assets               $7,633,104  $7,138,706  $ 494,398     6.9%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,256,697  $1,251,240  $   5,457     0.4%
Int-bearing deposits        3,740,256   3,435,056    305,200     8.9%
                           ----------  ----------  ---------
Total deposits              4,996,953   4,686,296    310,657     6.6%
Fed funds pch and repos       824,710     954,978   (130,268)  -13.6%
Short-term borrowings         635,111     275,959    359,152   130.1%
Long-term FHLB advances       431,068     475,000    (43,932)   -9.2%
Other liabilities              63,164      66,939     (3,775)   -5.6%
                           ----------  ----------   --------
Total liabilities           6,951,006   6,459,172    491,834     7.6%
                           ----------  ----------   --------
Common stock                   12,193      12,609       (416)   -3.3%
Surplus                       140,154     188,652    (48,498)  -25.7%
Retained earnings             529,154     470,317     58,837    12.5%
Accum other comprehensive
    income, net of taxes          597       7,956     (7,359)  -92.5%
                           ----------  ----------   --------
Total shareholders' equity    682,098     679,534      2,564     0.4%
                           ----------  ----------   --------
Total liab and equity      $7,633,104  $7,138,706  $ 494,398     6.9%
                           ==========  ==========  =========

Total int-bearing liab     $5,631,145  $5,140,993  $ 490,152     9.5%
                           ==========  ==========  =========

                           Quarter Ended Sep. 30,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   72,035  $   78,571  $  (6,536)   -8.3%
Int on securities-taxable      12,065      21,519     (9,454)  -43.9%
Int on securities-tax
  exempt-FTE                    3,005       3,346       (341)  -10.2%
Int on fed funds sold
  and rev repos                    60         150        (90)  -60.0%
Other interest income              14          23         (9)  -39.1%
                           ----------  ----------  ---------
Total interest income-FTE      87,179     103,609    (16,430)  -15.9%
                           ----------  ----------  ---------
Interest on deposits           14,167      19,634     (5,467)  -27.8%
Interest on fed funds
  pch and repos                 2,269       3,058       (789)  -25.8%
Other interest expense          4,918       5,636       (718)  -12.7%
                           ----------  ----------  ---------
Total interest expense         21,354      28,328     (6,974)  -24.6%
                           ----------  ----------  ---------
Net interest income-FTE        65,825      75,281     (9,456)  -12.6%
Provision for loan losses       1,771       3,000     (1,229)  -41.0%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                64,054      72,281     (8,227)  -11.4%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             14,304      12,725      1,579    12.4%
Other acct charges and fees     7,267       7,082        185     2.6%
Insurance commissions           7,708       7,107        601     8.5%
Mortgage servicing fees         4,091       4,310       (219)   -5.1%
Trust service income            2,519       2,402        117     4.9%
Gains on sales of loans         5,571       2,376      3,195   134.5%
Other income                   (1,614)     (3,114)     1,500   -48.2%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      39,846      32,888      6,958    21.2%
Security gains                     57      12,033    (11,976)  -99.5%
                           ----------  ----------  ---------
Total noninterest income       39,903      44,921     (5,018)  -11.2%
                           ----------  ----------  ---------
Salaries and employee
  benefits                     31,434      30,568        866     2.8%
Net occupancy-premises          3,395       3,168        227     7.2%
Equipment expense               3,721       3,598        123     3.4%
Services and fees               7,806       8,093       (287)   -3.5%
Amtz/impairment of intang
  assets                       (1,389)     15,063    (16,452) -109.2%
Loan expense                    2,352       2,373        (21)   -0.9%
Other expense                   5,397       5,618       (221)   -3.9%
                           ----------  ----------  ---------
Total noninterest expense      52,716      68,481    (15,765)  -23.0%
                           ----------  ----------  ---------
Income before income taxes     51,241      48,721      2,520     5.2%
Tax equivalent adjustment       1,994       2,188       (194)   -8.9%
Income taxes                   16,829      16,471        358     2.2%
                           ----------  ----------  ---------
Net income                 $   32,418  $   30,062  $   2,356     7.8%
                           ==========  ==========  =========
Earnings per share
     Basic                 $     0.55  $     0.49  $    0.06    12.2%
                           ==========  ==========  =========

     Diluted               $     0.55  $     0.49  $    0.06    12.2%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 58,626,951  61,786,676               -5.1%
                           ==========  ==========

     Diluted               58,898,297  61,961,033               -4.9%
                           ==========  ==========

Period end shares o/s      58,519,206  61,660,409               -5.1%
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1500               10.0%
                           ==========  ==========

                            Year-to-date Sep. 30,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $  215,972  $  234,333  $ (18,361)   -7.8%
Int on securities-taxable      50,610      70,197    (19,587)  -27.9%
Int on securities-tax
  exempt-FTE                    9,282      10,380     (1,098)  -10.6%
Int on fed funds sold
  and rev repos                   236         345       (109)  -31.6%
Other interest income              37       1,368     (1,331)  -97.3%
                           ----------  ----------  ---------
Total interest income-FTE     276,137     316,623    (40,486)  -12.8%
                           ----------  ----------  ---------
Interest on deposits           45,882      61,432    (15,550)  -25.3%
Interest on fed funds
  pch and repos                 8,096       9,946     (1,850)  -18.6%
Other interest expense         14,681      16,566     (1,885)  -11.4%
                           ----------  ----------  ---------
Total interest expense         68,659      87,944    (19,285)  -21.9%
                           ----------  ----------  ---------
Net interest income-FTE       207,478     228,679    (21,201)   -9.3%
Provision for loan losses       7,420      10,307     (2,887)  -28.0%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE               200,058     218,372    (18,314)   -8.4%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             40,054      36,546      3,508     9.6%
Other acct charges and fees    21,028      21,286       (258)   -1.2%
Insurance commissions          16,458      13,580      2,878    21.2%
Mortgage servicing fees        12,652      12,925       (273)   -2.1%
Trust service income            7,176       7,413       (237)   -3.2%
Gains on sales of loans        14,715       6,050      8,665   143.2%
Other income                   (1,137)     (5,792)     4,655   -80.4%
                           ----------  ----------  ---------
Nonint inc-excl sec gains     110,946      92,008     18,938    20.6%
Security gains                 12,226      12,549       (323)   -2.6%
                           ----------  ----------  ---------
Total noninterest income      123,172     104,557     18,615    17.8%
                           ----------  ----------  ---------
Salaries and employee
  benefits                     96,855      89,030      7,825     8.8%
Net occupancy-premises          9,541       8,863        678     7.6%
Equipment expense              11,104      11,357       (253)   -2.2%
Services and fees              23,696      23,720        (24)   -0.1%
Amtz/impairment of intang
  assets                       19,015      18,886        129     0.7%
Loan expense                    7,155       7,314       (159)   -2.2%
Other expense                  15,023      15,015          8     0.1%
                           ----------  ----------  ---------
Total noninterest expense     182,389     174,185      8,204     4.7%
                           ----------  ----------  ---------
Income before income taxes    140,841     148,744     (7,903)   -5.3%
Tax equivalent adjustment       6,261       6,866       (605)   -8.8%
Income taxes                   46,514      50,084     (3,570)   -7.1%
                           ----------  ----------  ---------
Net income                 $   88,066  $   91,794  $  (3,728)   -4.1%
                           ==========  ==========  =========
Earnings per share
     Basic                 $     1.49  $     1.47  $    0.02     1.4%
                           ==========  ==========  =========

     Diluted               $     1.48  $     1.46  $    0.02     1.4%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 59,214,354  62,608,357               -5.4%
                           ==========  ==========

     Diluted               59,406,010  62,800,509               -5.4%
                           ==========  ==========

Period end shares o/s      58,519,206  61,660,409               -5.1%
                           ==========  ==========

Dividends per share        $   0.4950  $   0.4500               10.0%
                           ==========  ==========

                                September 30,
                           ----------------------
NONPERFORMING ASSETS          2003        2002      $ Change  % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   26,857  $   30,998  $  (4,141)  -13.4%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      26,857      30,998     (4,141)  -13.4%
Other real estate               6,434       5,983        451     7.5%
                           ----------  ----------  ---------
Total nonperforming assets     33,291      36,981     (3,690)  -10.0%
Loans past due over 90 days     3,283       3,145        138     4.4%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   36,574  $   40,126  $  (3,552)   -8.9%
                           ==========  ==========  =========


                           Quarter Ended Sep. 30,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003        2002     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,819  $   75,900  $  (1,081)   -1.4%
Charge-offs                    (4,693)     (5,780)     1,087   -18.8%
Recoveries                      2,589       2,418        171     7.1%
Provision for loan losses       1,771       3,000     (1,229)  -41.0%
                           ----------  ----------  ---------
Ending Balance             $   74,486  $   75,538  $  (1,052)   -1.4%
                           ==========  ==========  =========


                            Year-to-date Sep. 30,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003        2002     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,771  $   75,534  $    (763)   -1.0%
Charge-offs                   (14,675)    (17,281)     2,606   -15.1%
Recoveries                      6,970       6,978         (8)   -0.1%
Provision for loan losses       7,420      10,307     (2,887)  -28.0%
                           ----------  ----------  ---------
Ending Balance             $   74,486  $   75,538  $  (1,052)   -1.4%
                           ==========  ==========  =========


                                      Quarter Ended     Year-to-date
                                     ---------------   ---------------
                                      September 30,     September 30,
                                     ---------------   ---------------
RATIOS                                2003     2002     2003     2002
------                               ------   ------   ------   ------
ROA                                   1.71%    1.75%    1.61%    1.80%
ROE                                  19.03%   17.70%   17.58%   18.20%
Equity generation rate               13.32%   12.28%   11.74%   12.63%
EOP equity/ EOP assets                8.94%    9.81%    8.94%    9.81%
Average equity/average assets         9.01%    9.88%    9.16%    9.87%
Interest margin - Yield - FTE         5.03%    6.65%    5.52%    6.83%
Interest margin - Cost - FTE          1.23%    1.82%    1.37%    1.90%
Net interest margin - FTE             3.80%    4.83%    4.15%    4.93%
Rate on interest-bearing liab         1.54%    2.26%    1.71%    2.34%
Efficiency ratio                     54.63%   51.85%   53.95%   50.63%
Expense ratio                         0.74%    2.28%    1.43%    1.77%
Net charge offs/average loans         0.17%    0.29%    0.22%    0.31%
Prov for loan losses/average loans    0.14%    0.26%    0.21%    0.31%
Nonperforming loans/total loans       0.53%    0.67%    0.53%    0.67%
Nonperforming assets/total loans      0.66%    0.80%    0.66%    0.80%
Nonperf assets/total loans+ORE        0.66%    0.80%    0.66%    0.80%
ALL/nonperforming loans             277.34%  243.69%  277.34%  243.69%
ALL/total loans                       1.48%    1.64%    1.48%    1.64%
Net loans/total assets               64.85%   64.28%   64.85%   64.28%

                                     Quarter Ended Sept. 30,
                                     -----------------------
COMMON STOCK PERFORMANCE               2003           2002
------------------------             --------       --------
Market value of stock-Close          $ 27.130       $ 22.800
Market value of stock-High           $ 28.000       $ 26.150
Market value of stock-Low            $ 25.030       $ 21.290
Book value of stock                  $  11.66       $  11.23
Tangible book value of stock         $   9.62       $  10.08
Tangible equity                      $563,127       $621,596
Market/Book value of stock             232.68%        203.03%
Price/Earnings ratio                    12.43          11.73
Dividend payout                         30.00%         30.61%



                                     Year-to-date Sept. 30,
                                     ----------------------
COMMON STOCK PERFORMANCE               2003          2002
------------------------             --------      --------
Market value of stock-Close          $ 27.130      $ 22.800
Market value of stock-High           $ 28.000      $ 27.140
Market value of stock-Low            $ 22.560      $ 21.290
Book value of stock                  $  11.66      $  11.23
Tangible book value of stock         $   9.62      $  10.08
Tangible equity                      $563,127      $621,596
Market/Book value of stock             232.68%       203.03%
Price/Earnings ratio                    13.62         11.60
Dividend payout                         33.22%        30.61%


                                          September 30,
                                     ----------------------
OTHER DATA                             2003           2002
----------                           -------        -------
EOP Employees - FTE                    2,365          2,450

                               Quarter Ended
                           ----------------------
AVERAGE BALANCES            9/30/2003   6/30/2003  $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,595,036  $1,497,929  $  97,107     6.5%
Securities AFS-nontaxable      63,940      65,862     (1,922)   -2.9%
Securities HTM-taxable        162,393     284,115   (121,722)  -42.8%
Securities HTM-nontaxable      90,841      90,708        133     0.1%
                           ----------  ----------  ---------
Total securities            1,912,210   1,938,614    (26,404)   -1.4%
                           ----------  ----------  ---------
Loans                       4,933,252   4,742,289    190,963     4.0%
Fed funds sold
  and rev repos                20,535      31,055    (10,520)  -33.9%
                           ----------  ----------  ---------
Total earning assets        6,865,997   6,711,958    154,039     2.3%
                           ----------  ----------  ---------
Allowance for loan losses     (74,832)    (75,142)       310    -0.4%
Cash and due from banks       282,239     306,173    (23,934)   -7.8%
Other assets                  426,066     404,207     21,859     5.4%
                           ----------  ----------  ---------
Total assets               $7,499,470  $7,347,196  $ 152,274     2.1%
                           ==========  ==========  =========

Int-bearing demand dep     $1,171,315  $1,157,982  $  13,333     1.2%
Savings deposits              844,838     832,978     11,860     1.4%
Time deposits less
  than $100,000             1,192,351   1,226,988    (34,637)   -2.8%
Time deposits of $100,000
  or more                     436,914     436,316        598     0.1%
                           ----------  ----------  ---------
Total interest-bearing dep  3,645,418   3,654,264     (8,846)   -0.2%
Fed funds pch and repos       929,774   1,040,233   (110,459)  -10.6%
Short-term borrowings         463,482     271,112    192,370    71.0%
Long-term FHLB advances       455,502     457,667     (2,165)   -0.5%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               5,494,176   5,423,276     70,900     1.3%
Nonint-bearing deposits     1,260,135   1,199,182     60,953     5.1%
Other liabilities              69,231      58,474     10,757    18.4%
Shareholders' equity          675,928     666,264      9,664     1.5%
                           ----------  ----------  ---------
Total liab and equity      $7,499,470  $7,347,196  $ 152,274     2.1%
                           ==========  ==========  =========

                                Period Ended
                           ----------------------
PERIOD END BALANCES         9/30/2003   6/30/2003  $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,676,969  $1,536,935  $ 140,034      9.1%
Sec held to maturity          201,052     312,001   (110,949)   -35.6%
                           ----------  ----------  ---------
Total securities            1,878,021   1,848,936     29,085      1.6%
Loans                       5,024,210   4,825,953    198,257      4.1%
Fed funds sold
  and rev repos                59,500      19,561     39,939    204.2%
                           ----------  ----------  ---------
Total earning assets        6,961,731   6,694,450    267,281      4.0%
                           ----------  ----------  ---------
Allowance for loan losses     (74,486)    (74,819)       333     -0.4%
Cash and due from banks       284,779     345,050    (60,271)   -17.5%
Intang-other identifiable      23,094      21,062      2,032      9.6%
Intang-mortgage servicing      48,767      37,680     11,087     29.4%
Intangibles-goodwill           95,877      48,028     47,849     99.6%
Other assets                  293,342     301,848     (8,506)    -2.8%
                           ----------  ----------  ---------
Total assets               $7,633,104  $7,373,299  $ 259,805      3.5%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,256,697  $1,306,795  $ (50,098)    -3.8%
Interest-bearing deposits   3,740,256   3,659,985     80,271      2.2%
                           ----------  ----------  ---------
Total deposits              4,996,953   4,966,780     30,173      0.6%
Fed funds pch and repos       824,710     976,051   (151,341)   -15.5%
Short-term borrowings         635,111     239,605    395,506    165.1%
Long-term FHLB advances       431,068     457,624    (26,556)    -5.8%
Other liabilities              63,164      68,880     (5,716)    -8.3%
                           ----------  ----------  ---------
Total liabilities           6,951,006   6,708,940    242,066      3.6%
                           ----------  ----------  ---------
Common stock                   12,193      12,296       (103)    -0.8%
Surplus                       140,154     152,981    (12,827)    -8.4%
Retained earnings             529,154     506,401     22,753      4.5%
Accum other comprehensive
  income (loss), net of
  taxes                           597      (7,319)     7,916   -108.2%
                           ----------  ----------  ---------
Total shareholders' equity    682,098     664,359     17,739      2.7%
                           ----------  ----------  ---------
Total liab and equity      $7,633,104  $7,373,299  $ 259,805      3.5%
                           ==========  ==========  =========

Total int-bearing liab     $5,631,145  $5,333,265  $ 297,880      5.6%
                           ==========  ==========  =========

                               Quarter Ended
                           ----------------------
INCOME STATEMENTS           9/30/2003   6/30/2003  $ Change  % Change
-----------------          ----------  ----------  --------  --------
Int and fees on loans-FTE  $   72,035  $   72,146  $   (111)    0.2%
Int on securities-taxable      12,065      18,390    (6,325)  -34.4%
Int on securities-tax
  exempt-FTE                    3,005       3,094       (89)   -2.9%
Int on fed funds sold
  and rev repos                    60          94       (34)  -36.2%
Other interest income              14          11         3    27.3%
                           ----------  ----------  --------
Total interest income-FTE      87,179      93,735    (6,556)   -7.0%
                           ----------  ----------  --------
Interest on deposits           14,167      15,653    (1,486)   -9.5%
Interest on fed funds
  pch and repos                 2,269       3,101      (832)  -26.8%
Other interest expense          4,918       4,731       187     4.0%
                           ----------  ----------  --------
Total interest expense         21,354      23,485    (2,131)    9.1%
                           ----------  ----------  --------
Net interest income-FTE        65,825      70,250    (4,425)   -6.3%
Provision for loan losses       1,771       2,649      (878)  -33.1%
                           ----------  ----------  --------
Net interest income after
  provision-FTE                64,054      67,601    (3,547)   -5.2%
                           ----------  ----------  --------
Service charges on
  deposit accounts             14,304      13,070     1,234     9.4%
Other acct charges and fees     7,267       7,136       131     1.8%
Insurance commissions           7,708       4,963     2,745    55.3%
Mortgage servicing fees         4,091       4,235      (144)   -3.4%
Trust service income            2,519       2,346       173     7.4%
Gains on sales of loans         5,571       5,251       320     6.1%
Other income                   (1,614)      1,064    (2,678) -251.7%
                           ----------  ----------  --------
Nonint inc-excl sec gains      39,846      38,065     1,781     4.7%
Security gains                     57       4,021    (3,964)   98.6%
                           ----------  ----------  --------
Total noninterest income       39,903      42,086    (2,183)   -5.2%
                           ----------  ----------  --------
Salaries and employee
   benefits                    31,434      29,497     1,937     6.6%
Net occupancy-premises          3,395       3,160       235     7.4%
Equipment expense               3,721       3,673        48     1.3%
Services and fees               7,806       8,011      (205)   -2.6%
Amtz/impairment of intang
  assets                       (1,389)      8,749   (10,138) -115.9%
Loan expense                    2,352       2,432       (80)   -3.3%
Other expense                   5,397       4,425       972    22.0%
                           ----------  ----------  --------
Total noninterest expense      52,716      59,947    (7,231)  -12.1%
                           ----------  ----------  --------
Income before income taxes     51,241      49,740     1,501     3.0%
Tax equivalent adjustment       1,994       2,061       (67)   -3.3%
Income taxes                   16,829      16,515       314     1.9%
                           ----------  ----------  --------
Net income                 $   32,418  $   31,164  $  1,254     4.0%
                           ==========  ==========  ========

Earnings per share
     Basic                 $     0.55  $     0.53  $   0.02     3.8%
                           ==========  ==========  ========
     Diluted               $     0.55  $     0.53  $   0.02     3.8%
                           ==========  ==========  ========

Wtd average shares o/s
     Basic                 58,626,951  59,117,961
                           ==========  ==========
     Diluted               58,898,297  59,294,330
                           ==========  ==========

Period end shares o/s      58,519,206  59,014,613
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1650
                           ==========  ==========

                                Period Ended
                            ---------------------
NONPERFORMING ASSETS        9/30/2003  6/30/2003  $ Change   % Change
--------------------        ---------  ---------  ---------  --------
Nonaccrual loans            $  26,857  $  28,916  $  (2,059)   -7.1%
Restructured loans                  -          -          -
                            ---------  ---------  ---------
Total nonperforming loans      26,857     28,916     (2,059)   -7.1%
Other real estate               6,434      7,116       (682)   -9.6%
                            ---------  ---------  ---------
Total nonperforming assets     33,291     36,032     (2,741)   -7.6%
Loans past due over 90 days     3,283      2,183      1,100    50.4%
                            ---------  ---------  ---------
Total nonperforming
   assets plus past
   due over 90 days         $  36,574  $  38,215  $  (1,641)   -4.3%
                            =========  =========  =========


                                Quarter Ended
                            ---------------------
ALLOWANCE FOR LOAN LOSSES   9/30/2003  6/30/2003  $ Change   % Change
-------------------------   ---------  ---------  ---------  --------
Beginning Balance           $  74,819  $  74,867  $     (48)   -0.1%
Charge-offs                    (4,693)    (4,791)        98    -2.0%
Recoveries                      2,589      2,094        495    23.6%
Provision for loan losses       1,771      2,649       (878)  -33.1%
                            ---------  ---------  ---------
Ending Balance              $  74,486  $  74,819  $    (333)   -0.4%
                            =========  =========  =========

                                           Quarter Ended
                                       --------------------
RATIOS                                 9/30/2003  6/30/2003
------                                 ---------  ---------
ROA                                       1.71%      1.70%
ROE                                      19.03%     18.76%
Equity generation rate                   13.32%     12.92%
EOP equity/ EOP assets                    8.94%      9.01%
Average equity/average assets             9.01%      9.07%
Interest margin - Yield - FTE             5.03%      5.60%
Interest margin - Cost - FTE              1.23%      1.40%
Net interest margin - FTE                 3.80%      4.20%
Rate on interest-bearing liabilities      1.54%      1.74%
Efficiency ratio                         54.63%     53.06%
Expense ratio                             0.74%      1.31%
Net charge offs/average loans             0.17%      0.23%
Provision for loan losses/average loans   0.14%      0.22%
Nonperforming loans/total loans           0.53%      0.60%
Nonperforming assets/total loans          0.66%      0.75%
Nonperforming assets/total loans+ORE      0.66%      0.75%
ALL/nonperforming loans                 277.34%    258.75%
ALL/total loans                           1.48%      1.55%
Net loans/total assets                   64.85%     64.44%

                                          Quarter Ended
                                       --------------------
COMMON STOCK PERFORMANCE               9/30/2003  6/30/2003
------------------------               ---------  ---------
Market value of stock-Close            $ 27.130   $ 25.470
Market value of stock-High             $ 28.000   $ 27.000
Market value of stock-Low              $ 25.030   $ 23.540
Book value of stock                    $  11.66   $  11.26
Tangible book value of stock           $   9.62   $  10.09
Tangible equity                        $563,127   $595,269
Market/Book value of stock               232.68%    226.20%
Price/Earnings ratio                      12.43      11.98
Dividend payout                           30.00%     31.13%


OTHER DATA                             9/30/2003  6/30/2003
----------                             ---------  ---------
EOP Employees - FTE                      2,365      2,286

Note 1- Business Combinations

     On August 29, 2003, Trustmark acquired seven Florida branches of The Banc Corporation of Birmingham, Alabama, in a business combination accounted for by the purchase method of accounting. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City. In connection with the transaction, Trustmark paid a $46.8 million deposit premium in exchange for $232.8 million in assets and $209.2 million in deposits and other liabilities. Assets consisted of $224.3 million in loans, $6.8 million in premises and equipment and $1.7 million in other assets. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $1.9 million discount, consisting of a discount for general credit risk of $3.5 million offset by a market premium of $1.6 million. This net discount will be recognized as interest income over the estimated life of the loans. Excess costs over tangible net assets acquired totaled $49.5 million, of which $1.7 million and $47.8 million have been allocated to core deposits and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2- Net Interest Margin

     Trustmark's third quarter interest margin decreased by $4.1 million as a result of increased premium amortization on mortgage related securities to $7.8 million for the quarter ended September 30, 2003, from $3.7 million for the quarter ending June 30, 2003. Mortgage rates fell to historically low levels in June 2003, prompting a significant refinance boom across the country. As excess principal pay downs occurred during the third quarter on these securities, net premium amortization accelerated. As mortgage rates have risen as much as 50 basis points during the third quarter, we do not expect prepayments or net premium amortization to be as significant during the fourth quarter.

Note 3 - Other Income

     The following table includes the components of other income:

                                               Quarter Ended
                                      -------------------------------
                                      9/30/2003  6/30/2003  9/30/2002
                                      ---------  ---------  ---------
     Changes in fair value:
       Interest rate contracts        $     131  $    (359) $  (3,104)
       Mortgage derivative contracts     (2,266)     1,107          -
     Other miscellaneous                    521        316        (10)
                                      ---------  ---------  ---------
         Total other income           $  (1,614) $   1,064  $  (3,114)
                                      =========  =========  =========

                                          Year-to-date
                                      --------------------
                                      9/30/2003  9/30/2002
                                      ---------  ---------
     Changes in fair value:
       Interest rate contracts        $    (497) $  (6,027)
       Mortgage derivative contracts     (1,857)         -
     Other miscellaneous                  1,217        235
                                      ---------  ---------
         Total other income           $  (1,137) $  (5,792)
                                      =========  =========

Note 4 - Early Retirement Program

     In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. An after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings. Management believes this information is useful because it allows investors to easily discern the impact of the ERP on Trustmark's results of operations and ratios, as demonstrated in the following table:

                                                      Year-to-date
                                                 --------------------
                                                 9/30/2003  9/30/2002
                                                 ---------  ---------
     Net income, as reported                     $  88,066  $  91,794
     Add back ERP charge, net of tax                 4,085          -
                                                 ---------  ---------
     Net income adjusted for ERP                 $  92,151  $  91,794
                                                 =========  =========

     Earnings per share adjusted for ERP
        Basic earnings per share, as reported    $    1.49  $    1.47
        Effect of ERP charge                          0.07          -
                                                 ---------  ---------
        Basic earnings per share, adjusted          $ 1.56  $    1.47
                                                 =========  =========

        Diluted earnings per share, as reported  $    1.48  $    1.46
        Effect of ERP charge                          0.07          -
                                                 ---------  ---------
        Diluted earnings per share, adjusted     $    1.55  $    1.46
                                                 =========  =========

     Ratios adjusted for ERP
        ROA                                          1.68%      1.80%
        ROE                                         18.39%     18.20%


Note 5 - Amortization/Impairment of Intangible Assets

     The following table includes the components of amortization/ impairment of intangible assets:

                                               Quarter Ended
                                       -------------------------------
                                       9/30/2003  6/30/2003  9/30/2002
                                       ---------  ---------  ---------
     Amortization:
         Core deposits                 $     526  $     725  $     729
         Insurance intangible                142        138        138
         Mtg servicing rights              2,887      4,665      3,410
     Impairment of mortgage
       servicing rights                   (4,944)     3,221     10,786
                                       ---------  ---------  ---------
           Total amort/impairment
             of intangible assets      $  (1,389) $   8,749  $  15,063
                                       =========  =========  =========

                                           Year-to-date
                                       --------------------
                                       9/30/2003  9/30/2002
                                       ---------  ---------
     Amortization:
         Core deposits                 $   1,977  $   2,202
         Insurance intangible                418        138
         Mtg servicing rights             11,621      7,760
     Impairment of mortgage
       servicing rights                    4,999      8,786
                                       ---------  ---------
           Total amort/impairment
           of intangible assets        $  19,015  $  18,886
                                       =========  =========

     Impairment for mortgage servicing rights is determined using estimated fair values based on specific risk characteristics of the underlying mortgages. During the quarter ended September 30, 2003, Trustmark expanded its risk characteristics used in evaluating mortgage servicing rights to include interest rates on the underlying mortgages. This change in estimate was necessary because of the recent volatile interest rate environment. This change in estimate reduced the impairment recovery during the quarter ended September 30, 2003, by approximately $2.7 million before tax ($1.7 million after tax).